ETHYL CORPORATION

                                       BY-LAWS


                                     ARTICLE I.

                               Meeting of Stockholders

                           Section 1.     Places  of  Meetings.
                      All  meetings of  the stockholders  shall
                      be held at  the registered office of  the
                      Corporation  in  the  City  of  Richmond,
                      Virginia, or at such  other place, either
                      within or without the State of  Virginia,
                      as may,  from time to  time, be fixed  by
                      the Board of Directors.
             3/18/65       Section 2.     Annual      Meetings.
             1/25/68  The annual  meeting of the  stockholders,
            12/23/80  for   the  election   of  directors   and
              5/8/87  transaction  of  such other  business  as
             5/24/90  may come  before  the meeting,  shall  be
                      held in each year on  the fourth Thursday
                      in  April, at 11 o'clock in the forenoon,
                      Richmond,  Virginia  time,  or   at  such
                      other date and at such other time as the Board of Directors of the Corporation may designate from time to time.

             6/18/64       Section 3.     Special     Meetings.
             4/25/68 Special meetings of stockholders for any 2/28/72 purpose or purposes may be called at any 2/28/74 time by the Chairman of the Board, the 9/25/80 Vice Chairman of the Board who is most 2/19/85 senior in service with the Corporation
       (eff. 1/1/86)  or  by  a   majority  of  the  Board   of
             4/23/92  Directors.    At  a  special  meeting  no
       (eff. 3/1/94)  business  shall  be  transacted  and   no
                      corporate action shall be taken other than that stated in the notice of the meeting.







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             2/28/86       Section 4.     Notice  of  Meetings.
                      Notice of  the time  and  place of  every
                      meeting  of  the  stockholders  shall  be
                      mailed  at least  ten (10)  days  and not
                      more  than   sixty  (60)   days  previous
                      thereto to each stockholder of record entitled to vote at the meeting, who shall have furnished a written address to the Secretary of the Corporation. Such further notice shall be given as may be required by law, but meetings may be held without notice if all the stockholders entitled to vote at the meeting are present in person or by proxy or if notice is waived in writing by those not present.

                           Section 5.     Quorum.   Any  number
                      of  stockholders   together  holding   at
                      least  a   majority  of  the  outstanding
                      shares of capital stock entitled to  vote
                      in  respect   to  the   business  to   be
                      transacted,  who   shall  be  present  in
                      person or  represented  by proxy  at  any
                      meeting duly called,  shall constitute  a
                      quorum for the  transaction of  business.
                      If  less  than   a  quorum  shall  be  in
                      attendance  at   the  time  for  which  a
                      meeting  shall   have  been  called,  the
                      meeting may be adjourned from time to time by a majority of the stockholders present or represented by proxy without notice other than by announcement at the meeting until a quorum shall attend.

             2/28/86       Section 6.     Voting.      At   any
                      meeting   of   the    stockholders   each
                      stockholder of a class entitled to vote on the matters coming before the meeting shall have one vote, in person or by proxy, for each share of capital stock standing in his or her name on the books of the Corporation at the time of such meeting or on any date fixed by the Board of Directors not exceeding seventy
                      (70) days prior to the meeting.







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                           Section 7.     Voting  List.     The
                      officer  or  agent having  charge  of the
                      stock transfer  books for  shares of  the
                      Corporation  shall  make,  at  least  ten
                      (10)   days   before   each   meeting  of
                      stockholders,  a  complete  list  of  the
                      stockholders  entitled  to  vote  at such
                      meeting  or any adjournment thereof, with
                      the address of  and the number  of shares
                      held by  each.  Such  list, for a  period
                      of ten (10) days  prior to such  meeting,
                      shall  be kept on  file at the registered
                      office  of  the  Corporation  or  at  its
                      principal  place  of business  or  at the
                      office   of   its   transfer   agent   or
                      registrar  and   shall   be  subject   to
                      inspection  by  any  stockholder  at  any
                      time during  usual business hours.   Such
                      list  shall  also  be  produced and  kept
                      open  at  the  time  and   place  of  the
                      meeting  and  shall  be  subject  to  the
                      inspection  of any stockholder during the
                      whole time  of the meeting.  The original
                      stock   transfer  books  shall  be  prima
                      facie  evidence   as  to   who  are   the
                      stockholders  entitled  to  examine  such
                      list or transfer books or to  vote at any
                      meeting   of   stockholders.      If  the
                      requirements  of  this  section  have not
                      been  substantially  complied  with,  the
                      meeting  shall,  on  the  demand  of  any
                      stockholder  in  person or  by  proxy, be
                      adjourned  until  the   requirements  are
                      complied with.







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             9/24/87       Section 8.     Stockholder
                      Proposals.     To  be   properly  brought
                      before    an     annual    meeting     of
                      stockholders,  business  must  be  either
                      (i) specified  in the  notice of  meeting
                      (or any  supplement thereto) given by  or
                      at  the   direction  of   the  Board   of
                      Directors  or  (ii)   otherwise  properly
                      brought  before  the meeting  or  at  the
                      direction of  the Board  of Directors, or
                      (iii) otherwise  properly brought  before
                      the annual meeting by a stockholder.   In
                      addition   to   any    other   applicable
                      requirements,   for   business    to   be
                      properly   brought   before   an   annual
                      meeting    by    a    stockholder,    the
                      stockholder   must  have   given   timely
                      notice   thereof   in   writing   to  the
                      Secretary  of  the  Corporation.   To  be
                      timely, a  stockholder's  notice must  be
                      given, either by personal  delivery or by
                      United States  mail, postage  prepaid, to
                      the  Secretary  of  the  Corporation  not
                      later than sixty (60) days in  advance of
                      the  annual  meeting.    A  stockholder's
                      notice to the Secretary  shall set  forth
                      as  to   each   matter  the   stockholder
                      proposes   to  bring  before  the  annual
                      meeting (i)  a brief  description of  the
                      business  desired  to  be  brought before
                      the annual  meeting and  the reasons  for
                      conducting such  business  at the  annual
                      meeting,  (ii)   the   name  and   record
                      address  of  the   stockholder  proposing
                      such  business,   (iii)  the   class  and
                      number of shares of  the Corporation that
                      are    beneficially    owned    by    the
                      stockholder,   and  (iv)   any   material
                      interest   of  the  stockholder  in  such
                      business.







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                           In  the  event  that  a  stockholder
                      attempts  to  bring  business  before  an
                      annual  meeting  without  complying  with
                      the provisions  of  this Section  8,  the
                      Chairman of  the meeting shall declare to
                      the  meeting that  the  business was  not
                      properly brought  before  the meeting  in
                      accordance     with     the     foregoing
                      procedures, and such business shall not be transacted.

                           No  business shall  be  conducted at
                      the annual meeting  except in  accordance
                      with  the procedures  set  forth in  this
                      Section   8,  provided,   however,   that
                      nothing  in   this  Section  8  shall  be
                      deemed  to  preclude  discussion  by  any
                      stockholder  of  any   business  properly
                      brought before the annual meeting.

                                     ARTICLE II.

                                      Directors

                           Section 1.     General Powers.   The
                      property,  affairs  and business  of  the
             2/28/86 Corporation shall be managed under the direction of the Board of Directors, and except as otherwise expressly provided by law or by the Articles of Incorporation, or by these By-Laws, all of the powers of the Corporation shall be vested in such Board.
                           Any    contract   to    which    the
                      Corporation  is a party  that is  (i) not
                      in the  ordinary  course of  business  or
                      (ii)  is  in  the   ordinary  course   of
                      business  and  involves a  commitment  by
                      the  Corporation  of more  than  $100,000
       (eff. 3/1/94)  and is not  executed by  the Chairman  of
                      the  Board or  the Vice  Chairman of  the
                      Board most  senior  in service  with  the
                      Corporation,  must  be  approved  by  the
                      Board  of  Directors  or   the  Executive
                      Committee, or in accordance with the policy adopted by the Board of Directors or the Executive Committee, prior to delivery.







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            10/16/63       Section 2.     Number of  Directors.         9/25/86
             4/16/64  The   Board   of   Directors   shall   be        12/17/87
             4/19/67  seventeen (17) in number.                          2/9/88
             5/18/67                                                    1/26/89
             7/26/67                                                    3/23/89
            12/23/69                                             (eff. 5/25/89)
             3/25/71                                             (eff. 4/25/90)
             1/27/72                                                    4/24/91
             3/23/72                                                    2/27/92
             1/28/82                                                    2/27/92
             5/13/82                                             (eff. 4/23/92)
             5/14/82
             9/23/82
             3/24/83
             1/26/84
             3/22/84
               (eff.
            4/26/84)
            12/20/84
       (eff. 1/1/85)
             3/28/85
               (eff.
            4/25/85)
             2/28/86

                           Section 3.     Election           of
                      Directors.

                           (a)  Directors shall  be elected  at
                      the annual meeting of stockholders.

                           (b)  Directors   shall  hold   their         2/28/86
                      offices   until  their   successors   are
                      elected.   Any  director  may be  removed
                      from  office by  a majority  of the votes
                      entitled  to be  cast at  an  election of
                      directors of  the voting group or  voting
                      groups   by  which   such  director   was
                      elected.
                           (c)  Any  vacancy occurring  in  the
                      Board of Directors may be filled by the affirmative vote of the majority of the remaining directors though less than a quorum of the Board of Directors.







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                           (d)  A  majority  of  the  number of         2/28/86
                      directors fixed  by  these By-Laws  shall
                      constitute a  quorum for  the transaction
                      of business.   The act  of a majority  of
                      the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

             6/18/64       Section 4.     Meetings           of
             4/25/68  Directors.   Meetings  of  the  Board  of
            12/28/72  Directors shall be held  at places within
             2/28/74  or without the  State of Virginia and  at
             9/25/80 times fixed by resolution of the Board, 4/23/92 or upon call by the Chairman by the
       (eff. 3/1/94)  Board  or by  the  Vice Chairman  of  the
                      Board  who is most senior in service with
                      the Corporation,  and  the  Secretary  or
                      officer   performing    the   Secretary's
                      duties shall give not  less than  twenty-
                      four  (24)  hours'   notice  by   letter,
                      telegraph  or telephone  of  all meetings
                      of  the directors,  provided  that notice
                      need  not be  given  of regular  meetings
                      held  at   times  and   places  fixed  by
                      resolution of  the Board.   Meetings  may
                      be  held  at any  time without  notice if
                      all of the directors  are present, or  if
                      those   not  present   waive   notice  in
                      writing  either  before   or  after   the
                      meeting.   Directors  may be  allowed  by
                      resolution of the Board, a reasonable fee and expenses for attendance of all meetings.







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             9/24/87       Section 5.     Nominations.
                      Subject to the  rights of holders  of any
                      class  or   series  of  stock  having   a
                      preference over  the common  stock as  to
                      dividends     or     upon    liquidation,
                      nominations   for    the   election    of
                      Directors shall  be made by  the Board of
                      Directors  or  a  committee  appointed by
                      the  Board   of  Directors   or  by   any
                      stockholder   entitled  to  vote  in  the
                      election    of    Directors    generally.
                      However,  any  stockholder   entitled  to
                      vote  in   the   election  of   Directors
                      generally  may   nominate  one   or  more
                      persons for  election as  Directors at  a
                      meeting only  if written  notice of  such
                      stockholder's   intent   to   make   such
                      nomination   or  nominations   has   been
                      given, either by personal delivery or  by
                      United States  mail, postage  prepaid, to
                      the  Secretary  of  the  Corporation  not
                      later  than   (i)  with   respect  to  an
                      election to  be held at an annual meeting
                      of   stockholders,  sixty  (60)  days  in
                      advance of  such meeting,  and (ii)  with
                      respect to  an election to  be held at  a
                      special meeting  of stockholders  for the
                      election   of  Directors,  the  close  of
                      business  on  the  seventh  day following
                      the date  on which notice of such meeting
                      is first  given  to stockholders.    Each
                      notice shall set  forth: (a) the name and
                      address of  the  stockholder who  intends
                      to make the nomination and  of the person
                      or  persons  to  be   nominated;  (b)   a
                      representation  that the stockholder is a
                      holder  of   record  of   stock  of   the
                      Corporation  entitled  to  vote  at  such
                      meeting and  intends to appear in  person
                      or by  proxy at  the meeting  to nominate
                      the person  or persons  specified in  the
                      notice;   (c)   a   description   of  all
                      arrangements  or  understandings  between
                      the stockholder  and each nominee and any
                      other  person  or  persons  (naming  such
                      person or persons) pursuant to which  the
                      nomination or  nominations are to be made
                      by  the   stockholder;  (d)   such  other
                      information   regarding    each   nominee
                      proposed by such stockholder as would be







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                                    ARTICLE III.

                                     Committees

                           Section 1.     Executive  Committee.
                      The Board of Directors shall,  by vote of
             6/18/64  a majority  of  the number  of  directors
             4/25/68  fixed  by  these  By-Laws,  designate  an
            12/28/72  Executive Committee  which shall  consist
             2/28/74  of two  or more  directors, including the
             9/25/80  Chairman of  the Board, any Vice Chairman
              5/4/83  of  the  Board  and the  President.   The
             6/27/85  members  of the Executive Committee shall
       (eff. 3/1/94)  serve   until   their    successors   are
                      designated by  the Board of Directors  or
                      until  removed  or  until  the  Executive
                      Committee is  dissolved by  the Board  of
                      Directors.     All  vacancies  which  may
                      occur in the Executive Committee shall be filled by the Board of Directors.

             1/16/64       Section 2.     General       Powers.
             2/28/86 When the Board of Directors is not in session, the Executive Committee shall have all power vested in the Board of Directors by law, except as otherwise provided in the Virginia Stock
                      Corporation   Act.       The    Executive
                      Committee  shall  report   at  the   next
                      regular or  special meeting  of the Board
                      of   Directors  all   action   which  the
                      Executive Committee  may  have  taken  on
                      behalf  of  the  Board  since  the   last
                      regular or special meeting of the Board of Directors.







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             4/25/68       Section 3.     Meetings    of    the
            12/28/72  Executive  Committee.    Meetings  of the
             2/28/74  Executive  Committee  shall  be  held  at
             9/25/80 such places and at such times fixed by 4/23/92 resolution of the Committee, or upon 1/31/94 call by the Chairman of the Executive
                      Committee or  the Chairman  of the  Board
                      or  by the  Vice  Chairman of  the  Board
                      most   senior   in   service   with   the
                      Corporation.   Not less  than twelve (12)
                      hours' notice shall be  given by  letter,
                      telegraph or  telephone  of all  meetings
                      of  the  Executive   Committee,  provided
                      that  notice need not be given of regular
                      meetings held  at times and places  fixed
                      by resolution  of the  Committee and that
                      meetings may be held at any  time without
                      notice if  all  of  the  members  of  the
                      Committee are  present  or if  those  not
                      present waive  notice  in writing  either
                      before  or after the meeting.  A majority
                      of   the   members   of   the   Executive
                      Committee then serving shall constitute a quorum for the transaction of business at any meeting.

             3/19/64       Section 4.     Bonus,   Salary   and
             5/28/64  Stock  Option  Committee.   The  Board of
            11/18/65  Directors,   at   its    regular   annual
             6/22/67  meeting, shall  designate a Bonus, Salary
             1/23/69 and Stock Option Committee which shall 7/23/87 consist of three or more directors who shall not be eligible for bonus, stock option or stock appreciation rights. In addition, the Board at any time may designate one or more alternate members of such Committee who shall be directors not eligible for bonus, stock option or stock appreciation rights who may act in place of any absent regular member upon invitation by the Chairman or Secretary of the Committee.







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                           With respect  to  bonus, the  Bonus,
                      Salary and  Stock Option  Committee shall
                      have  and  may  exercise  the  powers  to
                      determine the amounts  annually available
                      for  bonus pursuant to  any bonus plan or
                      formula  approved   by   the  Board,   to
                      determine the  various  bonus awards  and
                      to  exercise  such  further  powers  with
                      respect  to bonus  as  may  from time  to
                      time  be   conferred  by   the  Board  of
                      Directors.

                           With  respect   to  salary,   Bonus,
                      Salary and Stock  Option Committee  shall
                      have and  may exercise  the power to  fix
                      and  determine  from  time  to  time  all
                      salaries at  a rate  in excess of  $6,900
                      per month or such higher figure as it may from time to time set as the salary figure for automatic review for bonus consideration, and such further powers with respect to salary as may from time to time be conferred by the Board of Directors.

                           The Bonus,  Salary and Stock  Option
                      Committee  shall  exercise   such  powers
                      with respect  to the  retention and  fees
                      of  consultants  and the  continuance  of
                      employees in  the employ  of the  Company
                      past their normal retirement  date as may
                      from  time to  time  be conferred  by the
                      Board of Directors.
                           The Bonus,  Salary and Stock  Option
                      Committee     shall    administer     the
                      Corporation's   Incentive  Stock   Option
                      Plan (the Plan) and from time to time may grant consistent with the Plan stock options and stock appreciation rights.

             5/28/64       Section 5.     Vacancies         and
                      Procedure.   Vacancies in  the Bonus  and
                      Salary Committee shall be filled by the Board of Directors, and members shall be subject to removal by the Board at any time.







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                           The  Bonus   and  Salary   Committee
                      shall fix its own rules of  procedure.  A
                      majority  of   the   number  of   regular
                      members then  serving shall  constitute a
                      quorum;   and   regular   and   alternate
                      members   present  shall  be  counted  to
                      determine  whether  there  is  a  quorum.
                      The Bonus and Salary Committee shall keep minutes of its meetings, and all action taken by it shall be reported to the Board of Directors.







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            11/26/80       Section 6.     Audit      Committee.
             3/24/88 The Board of Directors at its regular annual meeting shall designate an Audit Committee which shall consist of three or more directors whose membership on
                      the    Committee    shall     meet    the
                      requirements set  forth in  the rules  of
                      the New  York Stock  Exchange as  amended
                      from  time to  time.    Vacancies in  the
                      Committee shall  be filled  by the  Board
                      of Directors  with directors  meeting the
                      requirements  set  forth   above,  giving
                      consideration   to  continuity   of   the
                      committee, and  members shall  be subject
                      to  removal by  the  Board at  any  time.
                      The Committee  shall fix its own rules of
                      procedure and a majority  of the  members
                      serving shall  constitute a quorum.   The
                      Committee shall  meet  at least  twice  a
                      year  with  both  the  internal  and  the
                      Corporation's  outside  auditors  present
                      at each  meeting and  shall keep  minutes
                      of its  meetings  and  all  action  taken
                      shall  be   reported  to  the  Board   of
                      Directors.   The  Committee shall  review
                      the reports  and  minutes  of  any  audit
                      committees    of     the    Corporation's
                      subsidiaries.     The   Committee   shall
                      review   the   Corporation's    financial
                      reporting  process, including  accounting
                      policies and  procedures.   The Committee
                      shall   examine   the   report   of   the
                      Corporation's  outside auditors,  consult
                      with them  with respect  to their  report
                      and   the   standards    and   procedures
                      employed by  them in their audit,  report
                      to the  Board the  results  of its  study
                      and recommend  the selection  of auditors
                      for  each  fiscal year.    The  Committee
                      shall also oversee the activities of the Corporation's internal audit program.







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            11/26/80       Section 7.     N o m i n a t i n g
             4/23/92 Committee. The Board of Directors shall designate a Nominating Committee which shall consist of three or more
                      directors.    The  Committee  shall  make
                      recommendations  to the  Board  regarding
                      nominees  for  election  as  directors by
                      the   stockholders    at   each    Annual
                      Stockholders'  Meeting   and  make   such
                      other  recommendations regarding  tenure,
                      classification   and   compensation    of
                      directors   as  the  Committee  may  deem
                      advisable  from   time  to   time.    The
                      Committee shall fix its own rules of procedure and a majority of the members serving shall constitute a quorum.

                           Section 8.     Other  Committees  of
                      Board.     The  Board  of  Directors,  by
                      resolution  duly adopted,  may  establish
                      such  other  committees   of  the   Board
                      having   limited    authority   in    the
                      management  of   the   affairs   of   the
                      Corporation as it may deem advisable and the members, terms and authority of such committees shall be as set forth in the resolutions establishing the same.

             4/23/92       Section 9.     Ex-Officio   Members.
                      An officer  designated as  an ex  officio
                      member of  a Committee shall be  entitled
                      to attend  meetings, but  shall not  have
                      the power to vote unless  such officer is
                      specifically  designated   as  a   voting
                      member of such Committee.
             1/16/64       Section 10.    M a n a g e m e n t
             4/25/68 Committees. The chief executive officer 1/22/70 of the Corporation from time to time may 4/23/92 delegate to the Executive Committee or any  other  committee  of  the  Board  of
                      Directors, or  to such  committees as  he
                      may establish  for the  purpose, such  of
                      his   management   functions   as   chief
                      executive   officer   as  he   may   deem
                      advisable in  the  best interest  of  the
                      Corporation.      The   members,   terms,
                      authority   and   procedures    of   such
                      committees   in   exercising   management
                      functions shall be as designated by the chief executive officer.







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                           When      exercising      management
                      functions  so  delegated,  reports  as to
                      action taken by such  committees need not
                      be submitted  to the  Board except  where
                      the  chief  executive  officer  deems  it
                      advisable   as   a   matter   of  general
                      information.

             1/16/64       Section 11.    Advisory    Committee
             4/25/68 to Chief Executive Officer. The Chief 1/22/70 Executive Officer may establish such
             4/23/92  advisory  committees  as   he  may   deem
       (eff. 3/1/94)  advisable   to    assist   him   in   the
                      administration  and  management   of  the
                      business   of   the   Corporation;   such
                      committees  shall  consist  of  officers,
                      employees or  consultants to be appointed
                      by the Chief Executive Officer who  shall
                      serve  for   such  terms  and  have  such
                      authority as may be designated by the Chief Executive Officer.







     Ethyl Corporation
     By-Laws   -16-

                                     ARTICLE IV.

                                      Officers

                           Section 1.1    Election.         The
                      officers   of   the   Corporation   shall
             6/18/64 consist of a Chairman of the Board, a 7/26/67 President, one or more Vice Chairmen of
             4/25/68  the Board,  a Chairman  of the  Executive
             1/22/70  Committee, one  or  more Vice  Presidents
            12/28/72  (any  one   or  more  of   whom  may   be
             2/28/74  designated as  Executive Vice  Presidents
             9/25/80 or Senior Vice Presidents), a Secretary (eff. 3/1/94) and a Treasurer. In addition, such other  officers as  are  provided for  in
                      Section 3 of  this Article may  from time
                      to  time  be  elected  by  the  Board  of
                      Directors.     All  officers  shall  hold
                      office until  the next  annual meeting of
                      the  Board  of Directors  or  until their
                      successors are elected.   The Chairman of
                      the  Board,   the  President,   any  Vice
                      Chairman of  the Board  and the  Chairman
                      of   the  Executive  Committee  shall  be
                      chosen from  among  the directors.    Any
                      two officers may be combined in the same person as the Board of Directors may determine, except that the President and Secretary may not be the same person.

             2/28/74       Section 2.     Removal of  Officers;
             9/25/80  Vacancies.       Any   officer   of   the
                      Corporation  may  be   removed  summarily
                      with or without  cause, at any time  by a
                      resolution  passed   at  any  meeting  by
                      affirmative vote  of  a majority  of  the
                      number of  directors fixed  by these  By-
                      Laws.   Vacancies  may be  filled at  any
                      meeting of the Board of Directors.

             6/18/64       Section 3.     Other       Officers.
             7/26/67  Other officers may  from time to time  be
             2/28/74 elected by the Board, including one or 9/25/80 more Assistant Secretaries and Assistant
                      Treasurers,  and one  or more  Divisional
                      Presidents     and    Divisional     Vice
                      Presidents (any  one or more of  whom may
                      be  designated  as  Divisional  Executive
                      Vice  Presidents  or   Divisional  Senior
                      Vice Presidents).







     Ethyl Corporation
     By-Laws   -17-

             2/28/74       Section 4.     Duties.           The
             9/25/80 officers of the Corporation shall have such duties as generally pertain to their offices, respectively, as well as such powers and duties as are hereinafter provided and as from time to time shall be conferred by the Board of Directors. The Board of Directors may require any officer to give such bond for the faithful performance of his duties as the Board may see fit.

             6/18/64       Section 5.     Duties     of     the
             4/25/68  Chairman  of the Board.   The Chairman of
             1/22/70  the Board  shall be  the chief  executive
            12/28/72  officer  of  the  Corporation  and  shall
             2/28/74  serve  as  Chairman   of  the   Executive
             9/25/80 Committee with the power to vote and, 4/23/92 except as otherwise provided in these
       (eff. 3/1/94)  By-Laws or  the resolutions  establishing
                      such committees,  he shall  be ex officio
                      a member  of all other committees  of the
                      Board.   He shall preside at all meetings
                      of   the  stockholders,   the   Board  of
                      Directors  and the  Executive  Committee.
                      In  the  incapacity  or  absence  of  the
                      President,  the  Chairman  of  the  Board
                      shall  perform  the duties  and  have the
                      authority  of  the  President.    He  may
                      appoint advisory  committees as  provided
                      in  Section 8  of Article  III.   He  may
                      sign  and  execute  in  the  name  of the
                      Corporation   deeds,  mortgages,   bonds,
                      contracts, or  other instruments,  except
                      in  cases  where  the   signing  and  the
                      execution  thereof  shall   be  expressly
                      delegated by  the Board  of Directors  or
                      by these  By-Laws to  some other  officer
                      or agent of  the Corporation or  shall be
                      required by  law otherwise  to be  signed
                      or  executed.    In  addition,  he  shall
                      perform  all  duties   incident  to   the
                      office  of  Chairman  of  the  Board  and
                      chief  executive officer  and  such other
                      duties  as  from  time  to  time  may  be
                      assigned   to   him  by   the   Board  of
                      Directors.







     Ethyl Corporation
     By-Laws   -18-

       (eff. 3/1/94)       Section 6.     Duties  of  any  Vice
                      Chairman  of  the  Board.     Each   Vice
                      Chairman of  the Board shall perform  the
                      duties  incident  to  the  office of  the
                      Vice Chairman  of  the  Board  and  shall
                      have such other powers and  duties as may
                      from time to  time be assigned to  him by
                      the Board  of Directors  or the  Chairman
                      of the Board.   The Vice Chairman  of the
                      Board who is most senior in  service with
                      the  Corporation shall perform the duties
                      of  the  Chairman  of  the Board  in  the
                      absence of  the  Chairman of  the  Board.
                      Any Vice  Chairman of the  Board may sign
                      and   execute   in  the   name   of   the
                      Corporation   deeds,  mortgages,   bonds,
                      contracts and other instruments, except in cases where the signing and execution thereof shall be expressly delegated by the Board of Directors or by these By-Laws to some other officer or agent of the Corporation or shall be required by law otherwise to be signed or executed.







     Ethyl Corporation
     By-Laws   -19-

             6/18/64       Section 7.     Duties     of     the
             4/25/68  President.   The President  shall be  the
             1/22/70  chief   operating   officer   and   chief
            12/28/72  administrative     officer     of     the
             2/28/74  Corporation,  shall  be  responsible  for
             9/25/80  the  execution  of the  policies  of  the
             4/23/92  Board  of   Directors   and  shall   have
       (eff. 3/1/94)  general  direction and  supervision  over
                      the business  of the Corporation and  its
                      several   officers,   subject    to   the
                      Chairman of  the Board and  the Board  of
                      Directors.   He shall  serve as  a member
                      of   the  Executive  Committee  with  the
                      power to  vote, and  except as  otherwise
                      provided   in   these   By-Laws   or  the
                      resolutions       establishing       such
                      committees, he  shall  be  ex  officio  a
                      member  of all  other  committees of  the
                      Board.    The  President  may  sign   and
                      execute in  the name  of the  Corporation
                      deeds,  mortgages,  bonds,  contracts  or
                      other  instruments, except in cases where
                      the  signing  and  the  execution thereof
                      shall   be  expressly  delegated  by  the
                      Board of Directors or by these By-Laws to some other officer or agent of the Corporation or shall be required by law otherwise to be signed or executed. In addition, he shall perform all duties incident to the office of the President and such other duties as from time to time may be assigned to him by the Board of Directors or the Chairman of the Board.







     Ethyl Corporation
     By-Laws   -20-

             4/23/92       Section 8.     Duties  of  the  Vice
                      President.   Each Vice  President of  the
                      Corporation   (including  any   Executive
                      Vice    President   and    Senior    Vice
                      President) shall  have powers  and duties
                      as  pertain to  the  office of  the  Vice
                      President and as  may from  time to  time
                      be  assigned  to  him  by  the  Board  of
                      Directors, the Chairman of  the Board, or
                      the President.  When there shall  be more
                      than    one   Vice   President   of   the
                      Corporation, the  Board of  Directors may
                      from time  to time designate one  of them
                      to perform  the duties  of the  President
                      in the  absence of the President  and the
                      Chairman  of   the  Board.     Any   Vice
                      President  of  the  Corporation  may sign
                      and   execute   in  the   name   of   the
                      Corporation   deeds,  mortgages,   bonds,
                      contracts  or other  instruments,  except
                      in  cases  where  the   signing  and  the
                      execution  thereof  shall   be  expressly
                      delegated by the Board of Directors or by these By-Laws to some other officer or agent of the Corporation or shall be required by law otherwise to be signed or executed.

             4/25/68       Section 9.     Duties     of     the
            12/28/72  Treasurer.    The  Treasurer  shall  have
             2/28/74  charge and  custody of and be responsible
             9/25/80 for all funds and securities of the 7/26/90 Corporation and shall cause all such funds and securities to  be deposited  in
                      such banks and depositories  as the Board
                      of  Directors  from  time  to  time   may
                      direct.   He shall in general perform all
                      the  duties  incident to  the  office  of
                      Treasurer and  such other  duties as from
                      time to  time may be  assigned to him  by
                      the Board  of Directors, the Chairman  of
                      the  Board,   the   President,   a   Vice
                      Chairman of the Board or the Chairman of the Executive Committee.







     Ethyl Corporation
     By-Laws   -21-

             7/26/90       Section 10.    Duties     of     the
                      Controller.      The   Controller   shall
                      maintain  adequate accounts  and  records
                      of    all   assets,    liabilities    and
                      transactions   of  the   Corporation   in
                      accordance   with    generally   accepted
                      accounting  practices; shall  exhibit  at
                      the  office   of   the  Corporation   his
                      accounts  and  records  to   any  of  the
                      directors of the Corporation at any  time
                      upon   request;    shall   render    such
                      statements of  his  accounts and  records
                      and such  other statements  to the  Board
                      of Directors  and officers  as often  and
                      in  such manner  as  they shall  require;
                      and shall  make  and file  (or  supervise
                      the  making  and  filing   of)  all   tax
                      returns required by law.







     Ethyl Corporation
     By-Laws   -22-

             4/25/68       Section 11.    Duties     of     the
            12/28/72  Secretary.   The Secretary  shall act  as
             2/28/74  secretary of  all meetings  of the  Board
             9/25/80  of  Directors,  the  Executive  Committee
                      and other  Committees of  the Board,  and
                      the  stockholders of the Corporation, and
                      shall keep  the  minutes thereof  in  the
                      proper book  or books to be  provided for
                      that  purpose.   He  shall  see that  all
                      notices  required  to  be  given  by  the
                      Corporation are  duly  given and  served;
                      shall have  custody  of the  seal of  the
                      Corporation and  shall affix  the seal or
                      cause   it   to   be   affixed   to   all
                      certificates    for    stock    of    the
                      Corporation  and  to  all  documents  the
                      execution  of  which  on  behalf  of  the
                      Corporation under  its corporate  seal is
                      duly authorized  in  accordance with  the
                      provisions of  these By-Laws;  shall have
                      custody of  all deeds,  leases, contracts
                      and other important  corporate documents;
                      shall have charge of  the books,  records
                      and papers  of  the Corporation  relating
                      to its  organization and  management as a
                      Corporation;  shall see that the reports,
                      statements and  other documents  required
                      by law (except tax returns) are  properly
                      filed;  and  shall,  in  general, perform
                      all the  duties incident to the office of
                      Secretary and  such other  duties as from
                      time to  time may be  assigned to him  by
                      the Board  of Directors, the Chairman  of
                      the   Board,   the   President,   a  Vice
                      Chairman of the Board or the Chairman of the Executive Committee.







     Ethyl Corporation
     By-Laws   -23-

             7/26/67       Section 12.    Duties of  Divisional
             9/25/80 Officers. Divisional Presidents and Divisional Vice Presidents shall be deemed to be officers of the Corporation whose duties and authority shall relate only to the Division by which they are employed, and they may sign and execute in the name of the Corporation deeds, mortgages, bonds, contracts and other instruments authorized by the Board that relate only to the business and properties of such Division. Other divisional officers may be designated from time to time by the Board of Directors and shall serve at the pleasure of the Board and have such duties as may be assigned by the Board. Such officers shall be officers of the respective divisions but shall not be deemed to be officers of the Corporation.

             7/26/67       Section 13.    Other    Duties    of
             4/25/68  Officers.      Any    officer   of    the
            12/28/72  Corporation  shall have,  in  addition to
             2/28/74  the duties  prescribed herein or by  law,
             9/25/80  such other  duties as from  time to  time
                      shall be prescribed by the Board of Directors, the Chairman of the Board, the President, a Vice Chairman of the Board or the Chairman of the Executive
                      Committee.







     Ethyl Corporation
     By-Laws   -24-

                                     ARTICLE V.

                                    Capital Stock

                           Section 1.     Certificates.     The
                      shares    of   capital   stock   of   the
                      Corporation   shall   be   evidenced   by
                      certificates in  forms prescribed  by the
                      Board of  Directors and  executed in  any
                      manner   permitted  by  law  and  stating
                      thereon  the information required by law.
                      Transfer  agents  and/or  registrars  for
                      one or more  classes of the stock  of the
                      Corporation   may  be  appointed  by  the
                      Board of  Directors and  may be  required
                      to countersign  certificates representing
                      stock of such  class or classes.   In the
                      event that any officer whose signature or facsimile thereof shall have been used on a stock certificate shall for any reason cease to be an officer of the Corporation and such certificate shall not then have been delivered by the Corporation, the Board of Directors may nevertheless adopt such certificate and it may then be issued and delivered as though such person had not ceased to be an officer of the Corporation.

                           Section 2.     Lost,  Destroyed  and
                      Mutilated Certificates.   Holders of  the
                      stock    of   the    Corporation    shall
                      immediately  notify  the  Corporation  of
                      any  loss, destruction  or  mutilation of
                      the certificate therefor,  and the  Board
                      of Directors may in its discretion  cause
                      one or  more  new  certificates  for  the
                      same number  of shares  in the  aggregate
                      to be  issued  to such  stockholder  upon
                      the    surrender   of    the    mutilated
                      certificate or upon satisfactory proof of such loss or destruction, and the deposit of a bond in such form and amount and with such surety as the Board of Directors may require.







     Ethyl Corporation
     By-Laws   -25-

                           Section 3.     Transfer  of   Stock.
                      The  stock  of the  Corporation  shall be
                      transferable or  assignable  only on  the
                      books of  the Corporation  by the holders
                      in person or by attorney on surrender  of
                      the  certificate  for  such  shares  duly
                      endorsed   and,    if   sought    to   be
                      transferred by  attorney, accompanied  by
                      a written power  of attorney to  have the
                      same  transferred  on  the  books of  the
                      Corporation.     The   Corporation   will
                      recognize, however, the exclusive right of the person registered on its books as the owner of shares to receive dividends and to vote as such owner.

             2/28/86       Section 4.     Fixing  Record  Date.
                      For    the   purpose    of    determining
                      stockholders entitled  to notice of or to
                      vote at  any meeting  of stockholders  or
                      any adjournment thereof,  or entitled  to
                      receive payment  of any  dividend, or  in
                      order  to   make   a   determination   of
                      stockholders   for   any   other   proper
                      purpose, the Board of  Directors may  fix
                      in advance a date as the  record date for
                      any such  determination of  stockholders,
                      such  date in  any case  to  be not  more
                      than seventy (70) days prior  to the date
                      on   which    the   particular    action,
                      requiring    such    determination     of
                      stockholders,  is to  be  taken.   If  no
                      record    date   is    fixed    for   the
                      determination  of  stockholders  entitled
                      to notice of or to  vote at a meeting  of
                      stockholders,  or  stockholders  entitled
                      to  receive  payment of  a  dividend, the
                      date on  which notice  of the meeting  is
                      mailed  or   the   date  on   which   the
                      resolution  of  the  Board  of  Directors
                      declaring  such dividend  is  adopted, as
                      the  case  may  be, shall  be  the record
                      date    for   such    determination    of
                      stockholders.   When  a  determination of
                      stockholders  entitled  to  vote  at  any
                      meeting of  stockholders has been made as
                      provided    in    this    section    such
                      determination   shall   apply    to   any
                      adjournment thereof.







     Ethyl Corporation
     By-Laws   -26-

                                     ARTICLE VI.

                              Miscellaneous Provisions

                           Section 1.     Seal.   The  seal  of
                      the Corporation shall consist  of a flat-
                      face  circular die, of which there may be
                      any  number  of  counterparts,  on  which
                      there shall  be engraved in the center of
                      the words  "Incorporated  - February  15,
                      1887"  and between two concentric circles
                      around  the   margin  the   words  "Ethyl
                      Corporation - A Virginia Corporation".

             7/18/63       Section 2.     Fiscal  Year.     The
                      fiscal year of the Corporation shall end on December 31st in each year, and shall consist of such accounting periods as may be recommended by the Treasurer and approved by the Executive Committee.

                           Section 3.     Books  and   Records.
                      The  Corporation shall  keep correct  and
                      complete  books  and records  of  account
                      and   shall    keep   minutes   of    the
                      proceedings  of   its  stockholders   and
                      Board of Directors; and shall keep at its registered office or principal place of business, or at the office of its transfer agent or registrar a record of its stockholders, giving the names and addresses of all stockholders, and the number, class and series of the shares being held.







     Ethyl Corporation
     By-Laws   -27-

                           Any person  who  shall have  been  a
                      stockholder of  record for  at least  six
                      months immediately  preceding his  demand
                      or who shall  be the holder of  record of
                      at least  five per cent  (5%) of all  the
                      outstanding  shares of  the  Corporation,
                      upon written  demand stating  the purpose
                      thereof,   shall   have   the   right  to
                      examine,  in  person,  or   by  agent  or
                      attorney  at   any  reasonable   time  or
                      times, for  any proper purpose, its books
                      and   records  of  account,  minutes  and
                      records   of  stockholders  and  to  make
                      extracts  therefrom.    Upon  the written
                      request   of    any   stockholder,    the
                      Corporation    shall   mail    to    such
                      stockholder  its  most  recent  published
                      financial    statements     showing    in
                      reasonable   detail   its    assets   and
                      liabilities  and   the  results   of  its
                      operations.

                           The   Board  of   Directors   shall,
                      subject  to provisions  of  the foregoing
                      paragraph   of  this   section,   to  the
                      provisions of Section 7 of Article  I and
                      to  the laws  of the  State  of Virginia,
                      have power  to  determine  from  time  to
                      time  whether  and  to  what  extent  and
                      under  what  conditions  and  limitations
                      the accounts,  records and  books of  the
                      Corporation,  or any  of  them, shall  be
                      open   to   the    inspection   of    the
                      stockholders.

                           Section 4.     Checks,   Notes   and
                      Drafts.  Checks, notes,  drafts and other
                      orders for the payment of  money shall be
                      signed by such  persons as  the Board  of
                      Directors   from   time   to   time   may
                      authorize.   When the  Board of Directors
                      so authorizes, however, the signature of any such person may be a facsimile.







     Ethyl Corporation
     By-Laws   -28-

                           Section 5.     Amendment   of    By-
                      Laws.   These By-Laws  may be  amended or
                      altered  at any  meeting of  the Board of
                      Directors  by   affirmative  vote   of  a
                      majority   of  the  number  of  directors
                      fixed   by    these    By-Laws.       The
                      stockholders entitled to vote in respect of the election of directors, however, shall have the power to rescind, alter, amend or repeal any By-Laws and to enact By-Laws which, if expressly so provided, may not be amended, altered or repealed by the Board of Directors.







     Ethyl Corporation
     By-Laws   -29-

             1/16/64       Section 6.     Voting    of    Stock
             4/25/68  Held.     Unless  otherwise  provided  by
            12/28/72  resolution of  the Board of Directors  or
             2/28/74  of  the Executive Committee, the Chairman
             9/25/80 of the Board, and Vice Chairman of the 4/23/92 Board or the President shall from time 1/31/94 to time appoint an attorney or attorneys
       (eff. 3/1/94)  or agent or agents  of this  Corporation,
                      in  the   name  and  on  behalf  of  this
                      Corporation, to cast the vote which  this
                      Corporation may be  entitled to cast as a
                      stockholder  or  otherwise  in  any other
                      corporation,  any   of  whose   stock  or
                      securities    may   be   held   by   this
                      Corporation, at  meetings of  the holders
                      of the  stock or other securities of such
                      other   corporation,  or  to  consent  in
                      writing  to  any action  by  any  of such
                      other  corporation,  and  shall  instruct
                      the person or persons so  appointed as to
                      the  manner  of  casting  such  votes  or
                      giving such  consent and  may execute  or
                      cause  to be executed  on behalf  of this
                      Corporation  and under its corporate seal
                      or  otherwise,   such  written   proxies,
                      consents,  waivers or  other  instruments
                      as  may be  necessary  or proper  in  the
                      premises;   or,    in   lieu    of   such
                      appointment, the  Chairman  of the  Board
                      or the Vice Chairman of the  Board who is
                      most   senior   in   service   with   the
                      Corporation  may  attend  in  person  any
                      meetings  of  the  holders  of  stock  or
                      other  securities   of  any   such  other
                      corporation and  there  vote or  exercise
                      any or  all power of this  Corporation as
                      the  holder   of  such   stock  or  other
                      securities of such other corporation.







     Ethyl Corporation
     By-Laws   -30-

             9/24/87       Section 7.     Restriction        on
             5/26/88  Transfer.    To  the   extent  that   any
                      provision   of   the   Rights   Agreement
                      between  the Corporation and Sovran Bank,
                      N.A., as  Rights  Agent, dated  September
                      24,  1987,  is  deemed  to  constitute  a
                      restriction  on   the  transfer   of  any
                      securities of the  corporation, including
                      without   limitation,  the   Rights,   as
                      defined  therein,  such   restriction  is
                      hereby authorized by the By-Laws of the corporation.

             2/14/89       Section 8.     Control         Share
                      Acquisitions  Statute.   Article  14.1 of
                      the   Virginia  Stock   Corporation   Act
                      ("Control Share Acquisitions") shall not apply to acquisitions of shares of this Corporation.